Dreyfus
Third Century
Fund, Inc.
Semi-Annual
Report



November 30, 1997

The Dreyfus Third Century Fund, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

  We are pleased to provide you with this semi-annual report for The Dreyfus Third Century Fund, Inc. for the six-month period ended November 30, 1997. Over this period, your Fund produced a total return of 11.39%,* which compares with a total return of 13.54% for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and a more modest 7.63% for the Dow Jones Industrial Average.**

  After outpacing the S&P 500 Index in the second and third quarters of the calendar year, the portfolio suffered a setback in October and November. In the aftermath of the sharp market drop on October 27th, the market shifted its focus to consumer stocks that were considered "big and safe" and to the utilities sector. As a result of the Fund's emphasis on certain sectors, particularly technology, performance for the six-month period lagged the S&P 500 Index.

Economic Overview

  Amid all the turmoil in financial markets in the last six months, the economic backdrop in the U.S. has remained calm and favorable. The economy grew at a healthy pace during the third quarter (GDP was up 3.3%) with very little inflation. After a strong spending spree in late summer, U.S. consumers pulled back in September and early October, primarily due to the weather. However, by late October and early November, spending had rebounded. Consumer confidence continues to be robust. We expect consumer spending to increase and thus fuel strong GDP growth in the fourth quarter.

Market Overview

  During the reporting period, the stock market witnessed several dramatic events in the global environment that have led to a sharp increase in stock price volatility. Investors entered fall 1997 with renewed fears about the market's high relative valuation and the impending 10-year anniversary of the October 1987 stock market crash. We believe that, taken in isolation, the anniversary of the crash of 1987 would have passed without much fanfare. However, because of the impact of the Iraqi crisis and the currency crisis in Southeast Asia, the anniversary gave investors cause for concern and precipitated a climactic sell-off in the market. The October correction put an end, at least temporarily, to the outperformance of small- and mid-capitalization stocks, which outperformed large-caps for the June-to-September period.

Portfolio Focus

  During the six-month period, the sectors that most hurt the Fund's performance were consumer non-durables, followed by business equipment and services, and technology. The Fund's performance was also hurt by underweighting the utilities sector, which performed best during the period. Utilities benefitted from their defensive and domestic nature. In the face of turmoil in Asia, investors gravitated toward defensive sectors and clamored to own domestic companies because of the belief that these companies would be immune to problems in Asia. The following technology stocks performed worst of those held by the Fund during the period: 3 COM, Western Digital, and Seagate Technology. Also declining by more than 10% were Sears Roebuck & Co., Green
Tree Financial and Amgen. The Fund's strongest return contribution came from the consumer services, energy and capital goods sectors. The Fund's biggest gainers for the period were Fort Howard, BET Holdings, Cl.A. (which experienced a sharp run-up because of a management buyout offer), Summit Bancorp, Schlumberger, Guidant, Consolidated Stores and EMC Corp.

  We remain bullish on the technology sector. However, we are more cautious about the sector's short-term prospects. We have concentrated the portfolio in stocks with less exposure to the Asian region.

Social Responsibility

  The Fund continues to hold many high-caliber socially responsible companies. At BET Holdings, which owns Black Entertainment Television, diversity at all levels is a key strength of the company. BET has a strong record of philanthropy aimed at the African American Community, and, through the production of in-house content, BET is able to address issues of concern and interest to the African American viewer constituency.

  Bemis, a major manufacturer of packaging and labels, is a long-term holding of the Fund and not the sort of company that one immediately thinks of as socially responsible. However, Bemis helps to contribute to the quality of life in America in a number of ways. By researching the move towards using plastic flex-pack for shipping household paper products, Bemis hopes to eliminate the need for cardboard boxes, which would involve a big cost savings for both suppliers and supermarkets that must compact, bundle and recycle the cardboard. The plastic resins Bemis uses contain a minimum 25% recycled materials, and all of its facilities are set up for scrap recovery. Bemis claims plant waste-minimization is a big priority. The company also has a history of positive labor relations, back to the time when the Bemis family welcomed unions into its plants in the 1920s. Bemis has been a presence in many of the communities in which it operates for over 75 years.

  A more recently acquired holding of the Fund is AES, the world's largest global power company, owning or having interest in 82 power plants in 12 countries, including six in the U.S. The company has an excellent environmental record both here and abroad, and has a stated commitment to earning profits while adhering to a very strong set of socially responsible values. As domestic electrical-utility deregulation expands, the Fund will continue to look at the utilities sector in an attempt to identify companies like AES that provide America with clean, affordable and profitable electric power.

Outlook

  We believe that the investment and economic landscapes in the U.S. remain positive for stocks. Inflation has remained subdued, currently at a 23-year low. In our opinion, Asia contagion will bring more global disinflation in the next six months. The bond market has anticipated this, as yields on long dated bonds have declined to their lowest level since October 1993. The strong bond market could continue to benefit the stock market in the foreseeable future. The dollar's strength can be attributed to the flight to quality as investors abandon Asian markets. As long as the economies in Asia remain weak, the dollar should remain strong in 1998. The impact of slower growth in Southeast Asia has hurt stocks in the cyclical sectors and benefited stocks in the domestic sectors. Information about the impact of the crisis in Asia on earnings is still sketchy. We will continue to monitor events and currently intend to tilt the portfolio's weight away from companies with high exposure in the region. Our favorite sectors currently include health care, financials and, to a lesser extent, utilities.
                                                     Sincerely,
   /s/ Maceo K. Sloan                                   /s/ Eric Steedman
   Maceo K. Sloan                                       Eric Steedman
   Portfolio Manager                                    Portfolio Manager
   NCM Capital Management Group, Inc.                   The Dreyfus Corporation

December 18, 1997
New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. **SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are widely accepted unmanaged indices of U.S. stock market performance, which are composed only of equity securities.

The Dreyfus Third Century Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments                         November 30, 1997 (Unaudited)

Common Stocks--95.4%                                                                    Shares               Value
------------------------------------------------------------------------------       -------------        -------------

           Capital Goods--3.5%   AES...........................................         333,300             $ 12,207,113
                                 Illinois Tool Works...........................         261,500               14,333,468
                                                                                                           -------------
                                                                                                              26,540,581
                                                                                                           -------------

  Consumer Non-durables--15.6%   Avon Products.................................         130,800                7,561,875
                                 CPC International.............................          86,500                8,941,938
                                 Clorox........................................         254,200               19,732,275
                                 Coca-Cola.....................................         234,100               14,631,250
                                 Colgate-Palmolive.............................         323,500               21,613,840
                                 Gillette......................................         145,300               13,413,006
                                 Interstate Bakeries...........................         207,800                7,182,088
                                 Jones Apparel Group........................(a)         210,600               10,266,750
                                 Proctor & Gamble..............................         195,500               14,919,094
                                                                                                           -------------
                                                                                                             118,262,116
                                                                                                           -------------

       Consumer Services--1.9%   BET Holdings, Cl. A........................(a)          91,900               4,916,650
                                 Service Corp. International...................         259,600               9,491,625
                                                                                                          -------------
                                                                                                             14,408,275
                                                                                                          -------------

   Electronic Technology--9.3%   Cisco Systems..............................(a)         271,600              23,425,500
                                 EMC........................................(a)         261,200               7,917,625
                                 Intel......................................(a)          91,700               7,118,213
                                 Linear Technology..........................(a)         196,500              12,649,688
                                 Sun Microsystems...........................(a)         285,500              10,278,000
                                 3COM  .....................................(a)         237,600               8,613,000
                                                                                                          -------------
                                                                                                             70,002,026
                                                                                                          -------------

                Finance--21.6%   Allstate......................................         246,100              21,133,838
                                 American International Group..................         129,500              13,055,219
                                 BANKBOSTON....................................         196,500              17,513,063
                                 BankAmerica...................................         210,900              15,395,700
                                 Citicorp......................................         113,200              13,576,925
                                 Fannie Mae....................................         474,400              25,054,250
                                 Green Tree Financial..........................         423,800              12,978,875
                                 Hartford Life, Cl. A..........................         216,600               8,312,025
                                 Nationwide Financial Services, Cl. A..........         251,500               8,598,156
                                 Summit Bancorp................................         178,600               8,327,225
                                 SunAmerica....................................         467,900              18,949,950
                                                                                                          -------------
                                                                                                            162,895,226
                                                                                                          -------------

      Health Technology--15.4%   Boston Scientific..........................(a)         254,100              11,482,144
                                 Bristol-Myers Squibb..........................         239,200              22,395,100
                                 Guidant.......................................         335,500              21,555,875
                                 HBO & Co......................................         197,200               8,849,350
                                 Healthsouth...................................         294,000               7,717,500


The Dreyfus Third Century Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1997 (Unaudited)

Common Stocks (continued)                                                                    Shares                Value
-------------------------------------------------------------------------------            -------------        ------------


 Health Technology (continued)   Medtronic.....................................                507,400           $ 24,228,350
                                 Merck & Co....................................                213,400             20,179,638
                                                                                                                -------------
                                                                                                                  116,407,957
                                                                                                                -------------

     Industrial Services--4.4%   Global Marine..............................(a)                231,100              6,080,819
                                 Schlumberger..................................                282,500             23,253,281
                                 Seitel.....................................(a)                104,100              4,007,850
                                                                                                                -------------
                                                                                                                   33,341,950
                                                                                                                -------------

      Process Industries--3.3%   Avery Dennison................................                216,300              9,057,563
                                 Bemis ........................................                216,100              9,103,213
                                 Fort James....................................                163,000              6,377,375
                                                                                                                -------------
                                                                                                                   24,538,151
                                                                                                                -------------

  Producer Manufacturing--1.2%   Dover.........................................                135,300              9,073,556
                                                                                                                -------------

  Publishing & Newspapers--.3%   New York Times, Cl. A.........................                 37,500              2,226,563
                                                                                                                -------------

            Retail Trade--4.7%   Consolidated Stores........................(a)                203,999              9,919,451
                                 OfficeMax..................................(a)                771,600             10,850,625
                                 Home Depot....................................                264,400             14,789,875
                                                                                                                -------------
                                                                                                                   35,559,951
                                                                                                                -------------

    Technology Services--11.8%   Automatic Data Processing.....................                153,600              8,640,000
                                 BMC Software...............................(a)                321,200             20,837,850
                                 Computer Associates International.............                326,550             17,001,009
                                 Microsoft..................................(a)                 97,300             13,767,950
                                 Oracle.....................................(a)                451,400             15,037,263
                                 Tellabs.......................................                273,500             14,222,000
                                                                                                                -------------
                                                                                                                   89,506,072
                                                                                                                -------------

               Utilities--2.4%   Ameritech.....................................                118,500              9,131,906
                                 MCI Communications............................                104,300              4,582,681
                                 WorldCom...................................(a)                142,600              4,563,200
                                                                                                                -------------
                                                                                                                   18,277,787
                                                                                                                -------------
                                 TOTAL COMMON STOCKS
                                    (cost $516,694,204)........................                                  $721,040,211
                                                                                                                =============


The Dreyfus Third Century Fund, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)              November 30, 1997 (Unaudited)

                                                                                          Principal
Short-Term Investments--6.9%                                                                Amount            Value
-------------------------------------------------------------------------------          -----------     --------------

          U.S. Treasury Bills:   4.87%, 1/2/1998...............................          $   197,000          $     196,082
                                 4.92%, 1/8/1998...............................            3,170,000              3,152,121
                                 4.89%, 1/15/1998..............................              156,000                154,981
                                 5.14%, 1/22/1998..............................           31,743,000             31,497,309
                                 5.10%, 2/5/1998...............................            5,151,000              5,101,293
                                                                                                              -------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $40,114,740).........................                                $ 40,101,786
                                                                                                              =============

TOTAL INVESTMENTS (cost $556,808,944)..........................................                100.7%          $761,141,997
                                                                                              =======         =============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                  (.7%)         $ (5,063,278)
                                                                                              =======         =============
NET ASSETS.....................................................................                100.0%          $756,078,719
                                                                                              =======         =============



Notes to Statement of Investments:
-------------------------------------------------------------------------------

(a) Non-income producing.



                          See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities               November 30, 1997 (Unaudited)

                                                                                                  Cost            Value
                                                                                              -------------   -------------
ASSETS:                       Investments in securities--See Statement of Investments          $556,808,944   $761,141,997
                              Cash.............................................                                    464,045
                              Receivable for investment securities sold........                                 17,729,604
                              Dividends and interest receivable................                                    432,117
                              Receivable for shares of Common Stock subscribed.                                     37,394
                              Prepaid expenses.................................                                     34,657
                                                                                                             -------------
                                                                                                               779,839,814
                                                                                                             -------------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                    467,209
                              Payable for investment securities purchased......                                 23,086,267
                              Payable for shares of Common Stock redeemed......                                         68
                              Loan commitment fees payable--Note 2..............                                       200
                              Accrued expenses.................................                                    207,351
                                                                                                             -------------
                                                                                                                23,761,095
                                                                                                             -------------

NET ASSETS.....................................................................                               $756,078,719
                                                                                                             =============

REPRESENTED BY:               Paid-in capital..................................                               $481,373,851
                              Accumulated undistributed investment income--net.                                  1,335,022
                              Accumulated net realized gain (loss) on investments                               69,036,793
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4.........................                                204,333,053
                                                                                                             -------------

NET ASSETS.....................................................................                               $756,078,719
                                                                                                             =============

SHARES OUTSTANDING
(150 million shares of $.331/3 par value Common Stock authorized)..............                                 67,805,842
NET ASSET VALUE, offering and redemption price per share.......................                                     $11.15
                                                                                                                   =======


                            See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
-------------------------------------------------------------------------------
Statement of Operations          Six Months Ended November 30, 1997 (Unaudited)

INVESTMENT INCOME



INCOME:                       Cash dividends.............................                  $ 3,020,316
                              Interest...................................                    1,036,638
                                                                                          ------------
                                Total Income.............................                                     $ 4,056,954


EXPENSES:                     Management fee--Note 3(a)..................                    2,795,511
                              Shareholder servicing costs--Note 3(b).....                      677,323
                              Professional fees..........................                       42,984
                              Registration fees..........................                       32,464
                              Custodian fees--Note 3(b)..................                       29,491
                              Directors' fees and expenses--Note 3(c)....                       22,377
                              Prospectus and shareholders' reports.......                       22,170
                              Interest expense--Note 2...................                        5,098
                              Loan commitments fees--Note 2..............                        2,427
                              Miscellaneous..............................                        9,488
                                                                                          ------------
                                Total Expenses...........................                                       3,639,333
                                                                                                             ------------


INVESTMENT INCOME--NET...................................................                                         417,621



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....                  $41,181,472
                              Net unrealized appreciation (depreciation) on
                                investments..............................                   33,898,384
                                                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                     75,079,856
                                                                                                            ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                    $75,497,477
                                                                                                            ============







                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                      Six Months Ended
                                                                                      November 30, 1997      Year Ended
                                                                                        (Unaudited)        May 31, 1997
                                                                                     ------------------   ---------------
OPERATIONS:
   Investment income--net.................................................            $    417,621        $    1,203,325
   Net realized gain (loss) on investments................................              41,181,472            62,677,975
   Net unrealized appreciation (depreciation) on investments..............              33,898,384            66,809,492
                                                                                     -------------        --------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....              75,497,477           130,690,792
                                                                                     -------------        --------------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................                --                  (1,059,465)
   Net realized gain on investments.......................................                --                 (73,897,734)
                                                                                     -------------        --------------
      Total Dividends.....................................................                --                 (74,957,199)
                                                                                     -------------        --------------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................             700,280,632         1,044,680,240
   Dividends reinvested...................................................                --                  72,507,283
   Cost of shares redeemed................................................            (696,783,572)         (969,289,077)
                                                                                      -------------        --------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...               3,497,060           147,898,446
                                                                                      -------------        --------------
         Total Increase (Decrease) in Net Assets..........................              78,994,537           203,632,039

NET ASSETS:
   Beginning of Period....................................................             677,084,182           473,452,143
                                                                                    --------------        --------------
   End of Period..........................................................          $  756,078,719         $ 677,084,182
                                                                                    ==============        ==============
Undistributed investment income--net......................................          $    1,335,022         $     917,401
                                                                                    --------------        --------------

                                                                                          Shares             Shares
                                                                                     ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................              63,482,821           109,951,947
   Shares issued for dividends reinvested.................................                 --                  8,277,087
   Shares redeemed........................................................             (63,288,385)         (101,819,266)
                                                                                      -------------        --------------
      Net Increase (Decrease) in Shares Outstanding.......................                 194,436            16,409,768
                                                                                      -------------        --------------
                                                                                      -------------        --------------


                        See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
-------------------------------------------------------------------------------
Financial Highlights

Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                           Six Months Ended                 Year Ended May 31,
                                          November 30, 1997  --------------------------------------------------
PER SHARE DATA:                              (Unaudited)      1997       1996       1995       1994       1993
                                         ------------------  ------     ------     ------     ------     ------
   Net asset value, beginning of period.       $10.01        $ 9.25     $ 7.45     $ 7.80     $ 8.48     $ 7.80
                                               ------        ------     ------     ------     ------     ------
   Investment Operations:
   Investment income--net................         .01           .02        .03        .07        .05        .04
   Net realized and unrealized gain (loss)
      on investments....................         1.13          2.16       2.39        .65       (.08)       .74
                                               ------        ------     ------     ------     ------     ------
   Total from Investment Operations.....         1.14          2.18       2.42        .72       (.03)       .78
                                               ------        ------     ------     ------     ------     ------
   Distributions:
   Dividends from investment income--net.        --            (.02)      (.05)      (.07)      (.04)      (.05)
   Dividends from net realized gain on
      investments.......................         --           (1.40)      (.57)     (1.00)      (.61)      (.05)
                                               ------        ------     ------     ------     ------     ------
   Total Distributions..................         --           (1.42)      (.62)     (1.07)      (.65)      (.10)
                                               ------        ------     ------     ------     ------     ------
   Net asset value, end of period.......       $11.15        $10.01     $ 9.25     $ 7.45     $ 7.80     $ 8.48
                                               ======        ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN.................        11.39%(1)     25.70%     33.63%     11.81%      (.63%)    10.02%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets        .49%(1)      1.03%      1.11%      1.12%      1.17%      1.11%
   Ratio of net investment income
      to average net assets.............          .06%(1)       .22%       .36%       .93%       .52%       .48%
   Portfolio Turnover Rate..............        34.82%(1)     66.52%     92.08%    133.54%     71.70%     67.30%
   Average commission rate paid(2).......       $.0402        $.0616        --         --        --         --
   Net Assets, end of period (000's Omitted) $756,079      $677,084   $473,452   $368,833   $390,340    $526,335


-----------------------------------------------------
(1) Not annualized.
(2) For fiscal years beginning June 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.






                          See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

  The Dreyfus Third Century Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares which are sold to the public without a sales charge.

  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

  (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

  (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rate in effect at the time of borrowings. At November 30, 1997, there were no outstanding borrowings under the Facility.

  The average daily amount of borrowings outstanding during the period ended November 30, 1997, was approximately $172,000, with a related weighted average annualized interest rate of 5.91%. The maximum amount borrowed at any time during the period ended November 30, 1997, was $10 million.

The Dreyfus Third Century Fund, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

  (a) Pursuant to the management agreement ("Agreement") with Dreyfus, the management fee is computed at an annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11 1/42% of the value of the Fund's average net assets, the Fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. There was no expense reimbursement for the period ended November 30, 1997.

  Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are bases upon the value of the Fund's average daily net assets , computed at the following rates:

  Average Net Assets
   -----------------
   0 to $400 million..................................            .10 of 1%
   $400 to $500 million...............................            .15 of 1%
   $500 to $750 million...............................            .20 of 1%
   In excess of $750 million..........................            .25 of 1%

  (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1997, the Fund was charged $468,212 pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $139,116 pursuant to the transfer agency agreement.

  The Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended November 30, 1997, the Fund was charged $29,491 pursuant to the custody agreement.

  (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $10,000. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1997 amounted to $285,972,245 and $242,094,046, respectively.

  At November 30, 1997, accumulated net unrealized appreciation on investments was $204,333,053, consisting of $212,231,695 gross unrealized appreciation and $7,898,642 gross unrealized depreciation.

  At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Dreyfus
Third Century Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
NCM Captial Management Group, Inc.
103 West Main Street
Durham, North Carolina 27705

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                     035SA9711